EXHIBIT 99.1

SUMMIT MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012

Throughout this report, when we use the terms "we," "us," "SMLP," or "the Partnership" we are referring to Summit Midstream Partners, LP, the partnership itself, or to Summit Midstream Partners, LP and its subsidiaries collectively, as the context requires.
Set forth below are our unaudited pro forma condensed combined financial statements for the six months ended June 30, 2013 and for the year ended December 31, 2012 which reflect SMLP's acquisition of the Bison Gas Gathering System from Summit Midstream Partners, LLC (“Summit Investments”) on June 4, 2013 (the "Bison Drop Down"). The Bison Gas Gathering System was carved out from Summit Investments' acquisition of Bear Tracker Energy, LLC ("BTE") which closed on February 15, 2013. Summit Investments accounted for its acquisition of BTE using the acquisition method of accounting.
The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2013 was derived from the unaudited condensed consolidated financial statements of SMLP for the six months ended June 30, 2013 and the unaudited condensed financial statements of the Bison Gas Gathering System for the periods from January 1, 2013 through February 15, 2013. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 was derived from SMLP's audited consolidated financial statements for the year ended December 31, 2012 and the audited carve-out financial statements of the Bison Gas Gathering System for the year ended December 31, 2012.
The unaudited pro forma condensed combined statements of operations reflect the Bison Drop Down as if such transaction had occurred as of January 1, 2012. Descriptions of the adjustments for the Bison Drop Down are presented in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with the historical financial statements of SMLP as filed with the Securities and Exchange Commission. The unaudited pro forma condensed combined financial statements and accompanying notes should also be read in conjunction with the historical financial statements of the Bison Gas Gathering System as filed with the Securities and Exchange Commission in SMLP's Current Report on Form 8-K dated June 5, 2013.
The unaudited pro forma condensed combined statements of operations were derived by adjusting the historical financial statements of each entity based on currently available information and, therefore, the actual adjustments may materially differ from the pro forma adjustments. Because the Bison Drop Down was executed between entities under common control, SMLP accounted for the transaction on an “as if pooled” basis for all periods in which common control existed. Common control began on February 16, 2013.
The unaudited pro forma condensed combined statements of operations do not purport to present our results of operations had the Bison Drop Down actually been completed as of January 1, 2012. The unaudited pro forma condensed combined statements of operations do not purport to present our results of operations had our June 2013 issuance of $300.0 million of senior notes, a portion of which was used to repay the draw on our revolving credit facility in connection with the Bison Drop Down, been completed at an earlier date. Further, these unaudited pro forma condensed combined statements of operations do not reflect the effects of any cost savings or other synergies that may be achieved as a result of the Bison Drop Down, are based on assumptions that we believe are reasonable under the circumstances, and are intended for informational purposes only. Moreover, the statements are not intended to project our results of operations for any future period.

EXH 99.1-1

EXHIBIT 99.1

SUMMIT MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

	Historical
	Summit Midstream Partners, LP	Bison Gas Gathering System for the period January 1, 2013 to February 15, 2013 (Predecessor)	Pro forma adjustments		Summit Midstream Partners, LP pro forma
	(In thousands, except per-unit and unit amounts)
Revenues:
Gathering services and other fees	$81,130	$1,824	$—		$82,954
Natural gas, NGL and condensate sales and other	29,811	6,205	—		36,016
Amortization of favorable and unfavorable contracts	(530)	—	—		(530)
Total revenues	110,411	8,029	—		118,440

Costs and expenses:
Operation and maintenance	29,549	687	—		30,236
Cost of natural gas and NGL	13,864	4,705	—		18,569
General and administrative	11,949	169	—		12,118
Transaction costs	2,426	—	(694)	(a)	1,732
Depreciation and amortization	26,720	606	3,426	(b)	30,752
Total costs and expenses	84,508	6,167	2,732		93,407
Other income	2	—	—		2
Interest expense	(4,903)	—	(2,029)	(c)	(6,932)
Income before income taxes	21,002	1,862	(4,761)		18,103
Income tax expense	(402)	—	—		(402)
Net income	$20,600	$1,862	$(4,761)		$17,701
Less: net income attributable to SMP Holdings	52	—	—		52
Net income attributable to partners	20,548	1,862	(4,761)		17,649
Less: net income attributable to general partner	411	37	(95)		353
Net income attributable to limited partners	$20,137	$1,825	$(4,666)		$17,296

Earnings per common unit – basic and diluted	$0.41				$0.35
Earnings per subordinated unit – basic and diluted	$0.41				$0.33

Weighted-average common units outstanding – basic	24,790,158				26,120,802	(d)
Weighted-average common units outstanding – diluted	24,871,033				26,201,677	(e)
Weighted-average subordinated units outstanding – basic and diluted	24,409,850				24,409,850
The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

EXH 99.1-2

EXHIBIT 99.1

SUMMIT MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

	Historical				Summit Midstream Partners, LP pro forma
	Summit Midstream Partners, LP	Bison Gas Gathering System	Pro forma adjustments
	(In thousands, except per-unit and unit amounts)
Revenues:
Gathering services and other fees	$149,371	$7,089	$—		$156,460
Natural gas, NGL and condensate sales and other	16,320	30,505	—		46,825
Amortization of favorable and unfavorable contracts	(192)	—	—		(192)
Total revenues	165,499	37,594	—		203,093

Costs and expenses:
Operation and maintenance	51,658	2,540	—		54,198
Cost of natural gas and NGL	—	19,045	—		19,045
General and administrative	21,357	1,553	—		22,910
Transaction costs	2,020	—	—		2,020
Depreciation and amortization	35,299	2,762	12,627	(f)	50,688
Total costs and expenses	110,334	25,900	12,627		148,861
Other income	9	—	—		9
Interest expense	(7,340)	—	(4,565)	(g)	(11,905)
Affiliated interest expense	(5,426)	—	—		(5,426)
Income before income taxes	42,408	11,694	(17,192)		36,910
Income tax expense	(682)	—	—		(682)
Net income	$41,726	$11,694	$(17,192)		$36,228
Less: net income attributable to the pre-IPO period	24,112	8,771	(12,894)		19,989
Net income attributable to the post-IPO period	17,614	2,923	(4,298)		16,239
Less: net income attributable to general partner	352	58	(86)		324
Net income attributable to limited partners	$17,262	$2,865	$(4,212)		$15,915

Earnings per common unit – basic and diluted	$0.35				$0.32
Earnings per subordinated unit – basic and diluted	$0.35				$0.32

Weighted-average common units outstanding – basic	24,412,427				25,966,276	(h)
Weighted-average common units outstanding – diluted	24,543,985				26,097,834	(i)
Weighted-average subordinated units outstanding – basic and diluted	24,409,850				24,409,850
The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

EXH 99.1-3

EXHIBIT 99.1

SUMMIT MIDSTREAM PARTNERS, LP
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012
(a) Pro forma adjustment to remove the impact of nonrecurring transaction costs associated with the Bison Drop Down.
(b) Reflects pro forma adjustment of depreciation and amortization expense for the six months ended June 30, 2013 as follows (in thousands):

Eliminate historical expense	$(606)
Pro forma depreciation expense	3,177
Pro forma amortization of intangible assets	855
Pro forma adjustment to depreciation and amortization expense	$3,426
Depreciation is calculated on a straight-line basis for depreciable assets. The estimated aggregate annual amortization of intangible assets expected to be recognized as of June 30, 2013 for the remainder of 2013 and each of the four succeeding fiscal years follows (in thousands).

Amortization
2013	$7,501
2014	14,063
2015	13,789
2016	12,537
2017	11,729
(c) Reflects incremental interest expense on borrowings of $200.0 million based on a rate of 2.98% for the first quarter of 2013 and 2.71% for the second quarter of 2013 (i.e. the historical average rate for borrowings under our revolving credit facility) and assumes that the interest expense impact of the additional outstanding balance is partially offset by a reduction in the 0.50% commitment fee for the same principal amount.
(d) The pro forma basic weighted-average number of common units outstanding for the six months ended June 30, 2013 was calculated as follows:

Basic weighted-average number of SMLP common units outstanding—as reported	24,790,158
Eliminate impact of adjustment for SMLP common units issued to SMP Holdings in June 2013 as consideration for Bison Midstream	(223,205)
Adjustment for impact of SMLP common units issued to SMP Holdings as consideration for Bison Midstream as if issued January 1, 2012	1,553,849
Pro forma basic weighted-average number of SMLP common units outstanding	26,120,802
(e) The pro forma diluted weighted-average number of common units outstanding for the six months ended June 30, 2013 was calculated as follows:

Diluted weighted-average number of SMLP common units outstanding—as reported	24,871,033
Eliminate impact of adjustment for SMLP common units issued to SMP Holdings in June 2013 as consideration for Bison Midstream	(223,205)
Adjustment for impact of SMLP common units issued to SMP Holdings as consideration for Bison Midstream as if issued January 1, 2012	1,553,849
Pro forma diluted weighted-average number of SMLP common units outstanding	26,201,677

EXH 99.1-4

EXHIBIT 99.1

(f) Reflects pro forma adjustment of depreciation and amortization expense for contract intangibles for the year ended December 31, 2012. Depreciation expense is calculated on a straight-line basis for depreciable assets. The estimated aggregate annual amortization of intangible assets expected to be recognized as of December 31, 2012 for each of the five succeeding fiscal years follows (in thousands).

Amortization
2013	$12,809
2014	14,063
2015	13,789
2016	12,537
2017	11,729
(g) Reflects incremental interest expense on borrowings of $200.0 million based on a rate of 2.88% for the first quarter of 2012 and 2.75% for the second, third and fourth quarters of 2012 (i.e. the historical average rate for borrowings under our revolving credit facility) and assumes that the interest expense impact of the additional outstanding balance is partially offset by a reduction in the 0.50% commitment fee for the same principal amount.
(h) The pro forma basic weighted-average number of common units outstanding for the year ended December 31, 2012 was calculated as follows:

Basic weighted-average number of SMLP common units outstanding—as reported	24,412,427
Adjustment for impact of SMLP common units issued to SMP Holdings as consideration for Bison Midstream as if issued January 1, 2012	1,553,849
Pro forma basic weighted-average number of SMLP common units outstanding	25,966,276
(i) The pro forma diluted weighted-average number of common units outstanding for the year ended December 31, 2012 was calculated as follows:

Diluted weighted-average number of SMLP common units outstanding—as reported	24,543,985
Adjustment for impact of SMLP common units issued to SMP Holdings as consideration for Bison Midstream as if issued January 1, 2012	1,553,849
Pro forma diluted weighted-average number of SMLP common units outstanding	26,097,834

EXH 99.1-5